UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: June 26, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

American Airlines, Inc. (“American”), as the borrower, and AMR Corporation (“AMR”), as guarantor, previously entered into an Amended and Restated Credit Agreement (the “Credit Agreement"), dated as of March 27, 2006, with Citicorp USA, Inc., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, and a syndicate of lenders arranged by Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book-running managers.  The remaining loan facility under the Credit Agreement consists of a fully drawn $433 million secured bank term loan facility with a final maturity on December 17, 2010.

The Credit Agreement contains a covenant (the “EBITDAR Covenant”) requiring AMR to maintain, for specified periods, a minimum ratio of cash flow (defined as consolidated net income, before dividends, interest expense (less capitalized interest), income taxes, depreciation and amortization and rentals, adjusted for certain gains or losses and non-cash items) to fixed charges (comprising interest expense (less capitalized interest) and rentals).  Prior to the amendment of the Credit Agreement described below, the minimum ratios for the periods ending as of specified dates were as set forth below:

Period                                                                                     Minimum Ratio

Quarter ending June 30, 2009                                                         0.90:1.00
Two quarters ending September 30, 2009                                      0.95:1.00
Three quarters ending December 31, 2009                                     1.00:1.00
Four quarters ending March 31, 2010                                             1.05:1.00
Four quarters ending June 30, 2010                                                1.10:1.00
Four quarters ending September 30, 2010                                      1.15:1.00

American and AMR have entered into an amendment to the Credit Agreement (the “Amendment”), dated as of June 26, 2009.  Pursuant to the Amendment (1) compliance with the EBITDAR Covenant was irrevocably waived for the period ending on June 30, 2009 and (2) the EBITDAR Covenant was amended to provide that thereafter, AMR will be required to maintain, for each period specified below, a ratio of cash flow to fixed charges of not less than the amount specified below for such period:

Period                                                                                        Minimum Ratio

Quarter ending September 30, 2009                                                  0.95:1.00
Two quarters ending December 31, 2009                                          0.95:1.00
Three quarters ending March 31, 2010                                              0.95:1.00
Four quarters ending June 30, 2010                                                   1.00:1.00
Four quarters ending September 30, 2010                                         1.05:1.00

Prior to the Amendment, advances under the Credit Agreement bore interest at 2.00% per annum over LIBOR, in the case of “Eurodollar Rate Advances” and 1.00% over the “Base Rate” (determined as provided in the Credit Agreement), in the case of “Base Rate Advances”.  Pursuant to the Amendment, these margins were increased to 4.00% per annum in the case of LIBOR Advances, and 3.00% in the case of Base Rate Advances.  In addition, the Amendment provides that the minimum rate of LIBOR for purposes of determining the interest rate on Eurodollar Rate Advances will be 2.50% per annum and that the minimum Base Rate for purposes of determining the interest rate on Base Rate Advances will be 3.50% per annum (the Credit Agreement did not previously provide for fixed minimums of such interest rates).

American will pay certain fees to the lenders who consented to the Amendment, and certain fees and expenses of the administrative agent and the joint lead arrangers, as provided in Section 3(v) of the Amendment.  The Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 99.1.

American and AMR have a number of other commercial relationships with the lenders and other parties to the Credit Agreement.  From time to time, several of such lenders and parties or their affiliates perform investment banking and advisory services for, and furnish general financing and banking services to, American, AMR and their affiliates.

Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events.  When used in this document, the words “expects”, “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook”, “may,” “will,” “should”, “seeks”, “targets” and similar expressions are intended to identify forward-looking statements.  Similarly, statements that describe our objectives, plans or goals are forward-looking statements.  Forward-looking statements include, without limitation, the Company’s expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs; the amounts of the Company’s unencumbered assets and other sources of liquidity; fleet plans; future financing plans and needs; overall economic and industry conditions; plans and objectives for future operations; regulatory approvals and actions, including the Company’s application for antitrust immunity with other  one world alliance members; and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured.  All forward-looking statements in this report are based upon information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.  This document includes forecasts of unit cost and revenue performance, fuel prices and fuel hedging, capacity and traffic estimates, other income/expense estimates, share count, and statements regarding the Company’s liquidity, each of which is a forward-looking statement.  Forward-looking statements are subject to a number of factors that could cause the Company’s actual results to differ materially from the Company’s expectations.  The following factors, in addition to other possible factors not listed, could cause the Company’s actual results to differ materially from those expressed in forward-looking statements:  the materially weakened financial condition of the Company, resulting from its significant losses in recent years; weaker demand for air travel and lower investment asset returns resulting from the severe global economic downturn; the Company’s need to raise substantial additional funds and its ability to do so on acceptable terms; the ability of the Company to generate additional revenues and reduce its costs; continued high and volatile fuel prices and further increases in the price of fuel, and the availability of fuel; the Company’s substantial indebtedness and other obligations; the ability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; changes in economic and other conditions beyond the Company’s control, and the volatile results of the Company’s operations; the fiercely and increasingly competitive business environment faced by the Company; potential industry consolidation and alliance changes; competition with reorganized carriers; low fare levels by historical standards and the Company’s reduced pricing power; changes in the Company’s corporate or business strategy; government regulation of the Company’s business; conflicts overseas or terrorist attacks; uncertainties with respect to the Company’s international operations; outbreaks of a disease (such as the H1N1 virus, SARS or avian flu) that affects travel behavior; labor costs that are higher than those of the Company’s competitors; uncertainties with respect to the Company’s relationships with unionized and other employee work groups; increased insurance costs and potential reductions of available insurance coverage; the Company’s ability to retain key management personnel; potential failures or disruptions of the Company’s computer, communications or other technology systems; losses and adverse publicity resulting from any accident involving the Company’s aircraft; changes in the price of the Company’s common stock; and the ability of the Company to reach acceptable agreements with third parties.  Additional information concerning these and other factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (as updated by the Company’s Current Report on Form 8-K filed on April 21, 2009).

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Amendment No. 3 Dated as of June 26, 2009 to Amended and Restated Credit Agreement Dated March 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  June 26, 2009

EXHIBIT INDEX

Exhibit                       Description

99.1	Amendment No. 3 Dated as of June 26, 2009 to Amended and Restated Credit Agreement Dated March 27, 2006